                                                                                                                Exhibit 32.1

                                                 CERTIFICATION PURSUANT TO
                                                  18 U.S.C. SECTION 1350,
                                                   AS ADOPTED PURSUANT TO
                                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Hancock Holding Company (the "Company") on Form 10-Q for the period ended
September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George A.
Schloegel, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
      and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George A. Schloegel
----------------------------------------------------
Name:          George A. Schloegel
Title:         Vice-Chairman of the Board &
                  Chief Executive Officer
Date:          November 8, 2006

                                                                                                                Exhibit 32.2

                                                 CERTIFICATION PURSUANT TO
                                                  18 U.S.C. SECTION 1350,
                                                   AS ADOPTED PURSUANT TO
                                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Hancock Holding Company (the "Company") on Form 10-Q for the period ended
September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carl J.
Chaney, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
      and

(4)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carl J. Chaney
-----------------------------------------------------
Name:          Carl J. Chaney
Title:         Executive Vice President &
                  Chief Financial Officer
Date:          November 8, 2006